REINSTATEMENT AND FIRST AMENDMENT TO
AGREEMENT FOR THE PURCHASE AND SALE OF REAL PROPERTY

THIS REINSTATEMENT AND FIRST AMENDMENT TO AGREEMENT FOR
THE PURCHASE AND SALE OF REAL PROPERTY (this "Amendment") is made this 24th day of October, 2023 (the 'Effective Date"), by and between TOG ADAIRSVILLE, LLC, a Georgia limited liability company ("Seller"), and CANNON COMMERCIAL, INC., a Texas corporation ("Buyer").
WITNESSETH:
WHEREAS, Seller and Buyer entered into that certain Agreement for the Purchase and Sale of Real Property dated as of September 29, 2023 (the "Agreement"), for the property located at 400 Princeton Blvd, Adairsville, Georgia, as more particularly described therein; and
WHEREAS, on October 17, 2023, Buyer sent notice to Seller terminating the Agreement prior to the expiration of the Inspection Period, as provided in Section 7 of the Agreement; and
WHEREAS, Seller and Buyer wish to confirm that the Agreement is reinstated and to modify its terms as provided herein.
NOW THEREFORE, in consideration of the mutual premises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:
1.The foregoing recitals are true and correct and are hereby incorporated herein by this reference.
2.The Agreement is hereby reinstated, subject to the amendments and modifications contained herein, and shall be in full force and effect in accordance with its te1ms and the terms of this Amendment.
3.Any capitalized term that is not otherwise defined herein shall have the meaning ascribed to such term in the Agreement.
4.The Agreement is hereby amended as follows:
The $200,000.00 Earnest Money deposit with the Escrow Agent, as described in Section 2 of the Agreement, is still on deposit with the Escrow Agent. Within three
(3) business days of the execution of this Amendment, Buyer shall deliver the sum of $300,000.00, as additional Earnest Money (for a total deposit of $500,000.00) to the Escrow Agent. Notwithstanding any contrary provision in the Agreement, the said amount shall be nonrefundable to Buyer except as specifically provided in Section 4(c) of this Amendment. Otherwise, the increased Earnest Money deposit shall be held and dispensed with pursuant to the terms of the Agreement.

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(a)The Purchase Price, as defined in Section 3 of the Agreement, shall mean the sum of $16,250,000.00 payable to Seller at Closing in accordance with the terms and conditions stated in the Agreement.
(b)Buyer covenants and agrees, on or before Friday, October 27, 2023, to confirm in writing that it has provided the Lender with all outstanding documents or other diligence items requested of Buyer (and its affiliates and principals) or to confirm in writing to the Lender and Seller any such items not delivered due to such not being in Buyer's possession or control. Additionally, Buyer covenants and agrees thereafter to promptly provide the Lender with any commercially reasonable items requested in connection with the Assumption Approval and Loan Assumption. If the Assumption Approval has not been obtained by Friday, November 17, 2023, Seller shall have the option to terminate the Agreement and have the Deposit returned to Buyer. Unless Seller terminates the Agreement due to the Lender not approving the Loan Assumption, or if Seller is in default under the Agreement, the Deposit shall be non-refundable unless the Lender does not approve the Loan Assumption; provided that in the event Buyer has provided all items requested by the Lender that are within Buyer's possession or control and the Lender has not approved the Loan Assumption, Buyer shall have the right to terminate the Agreement and receive the Deposit by giving Seller written notice thereof no later than Friday, December 1, 2023.
(c)The first sentence in Section 5 of the Agreement is hereby deleted and the following inserted in lieu thereof:
It is the agreement and intention of both parties to close as soon as reasonably practicable after the Assumption Approval but no later than Monday, December 11, 2023 (the outside "Closing Date").
(d)The Inspection Period, as defined in Section 7 of the Agreement, shall be deemed to have expired as of the date of this Amendment.
(e)Buyer hereby accepts the exceptions set forth in that certain Title Commitment by the Title Company dated effective September 28, 2023 and issued October 13, 2023. Notwithstanding the foregoing however, Seller agrees that it shall satisfy and remove all items listed in Schedule B, Part I of the Title Commitment, except for the loan documents from the Lender and other documents or actions required by Buyer.
5.The Agreement is hereby further amended to reflect the following changes to the agreed form of Lease to be executed at Closing as described in Section 16 of the Agreement and attached as Exhibit B thereto.:
(a)Section 2.01 of the form of Lease is hereby amended to reflect that "Minimum Rent" payable (i) during the first five years of the Term shall be at the rate of
$1,495,660.00 per year and (ii) during the last five years of the Tem1 shall be at the rate of
$1,585,400.00 per year, in each case payable monthly. Additionally, notwithstanding the foregoing, Tenant shall owe $0 for Minimum Rent in months 13 and 25 of the Tenn (the Tenant agreeing to continue to pay all other pass-through expenses and charges).

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(b)Section 2.02 of the form of Lease is hereby amended to reflect that Tenant shall deposit $373,9 I 5.00 (three months of Minimum Rent) as the "Security Deposit" thereunder which shall be held and applied or returned in accordance with Section 2.02 of the Lease.

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(c)    Section 2.03(d) of the form of Lease ($1,000 per month management fee) is hereby deleted

6.    Except as specified herein, all other terms and conditions of the Agreement shall remain in full force and effect.

7.    This Amendment may be executed in any number of counterparts, any one or all of which shall constitute the agreement of the parties.

[SIGNATURES ON FOLLOWING PAGE]

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IN WITNESS WHEREOF, the parties have agreed to the terms of the Amendment as of the date and year first above written.
BUYER:
CANNON COMMERCIAL, INC., a Texas
Corporation

By: /s/ Kamyar Mateen
Name: Kamyar Mateen
Title: President

SELLER:
TDG ADAIRSVILLE, LLC, a Georgia
limited liability company

By: /s/ Allen L. Danzey
Name: Allen L. Danzey
Title: President/Chief Manager

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IN WITNESS WHEREOF, the parties have agreed to the terms of the Amendment as of the date and year first above written.
BUYER:

CANNON COMMERCIAL, INC., a Texas
corporation

By: /s/ Kamyar Mateen
Name: Kamyar Mateen
Title: President

SELLER:

TDG ADAIRSVILLE, LLC, a Georgia
limited liability company

By: /s/ Allen L. Danzey
Name: Allen L. Danzey
Title: President/Chief Manager

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